                                                                    Exhibit 10.4

                         WAIVER AND AMENDMENT NO. 3 TO
                          LOAN AND SECURITY AGREEMENT

          WAIVER AND AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (the

"Amendment") dated as of October 29, 1999, is among KMC TELECOM INC., a
----------
Delaware corporation ("KMC"), KMC Telecom II, Inc., a Delaware corporation ("KMC
                       ---                                                   ---
II"), KMC Telecom of Virginia, Inc., a Virginia public service company ("KMC
--                                                                       ---
Virginia"), KMC Telecom Leasing I LLC, a Delaware limited liability company
--------
("Leasing I"), KMC Telecom Leasing II LLC, a Delaware limited liability company
-----------
("Leasing II"; KMC, KMC II, KMC Virginia, Leasing I and Leasing II being
  ----------
hereinafter collectively referred to as the "Borrowers"), the financial
                                             ---------
institutions from time to time parties thereto (the "Lenders"), FIRST UNION
                                                     -------
NATIONAL BANK, as administrative agent for the Lenders (the "Agent") and
                                                             -----
NEWCOURT COMMERCIAL FINANCE CORPORATION (f/k/a AT&T COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (the "Collateral Agent" the
                                                        ----------------
Agent together with the Collateral Agent hereinafter referred to as the

"Agents").
 ------

          WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Loan and Security Agreement (the "Loan Agreement"; undefined capitalized
                                          --------------
terms used herein shall have the meanings assigned thereto in the Loan Agreement) dated as of December 22, 1998, as amended by Amendment No. 1 thereto dated as of March 3, 1999, and Amendment No. 2 thereto dated as of August 13, 1999, pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers;

          WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement and waive the applicability of certain provisions of the Loan Agreement in the manner set forth herein, and the Agents and the Lenders have agreed to such request; and

          WHEREAS, the Requisite Lenders and the Borrowers are entering into this Amendment pursuant to Section 11.02(b) of the Loan Agreement.

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

          1.  Amendment to the Loan Agreement.  Effective as of the date first
              -------------------------------
above written and subject to the execution of this Amendment by the parties hereto, the Loan Agreement shall be and hereby is amended as follows:

          Section 7.01(c)(i) shall be deleted in its entirety and replaced with
          ------------------
the following new Section 7.01(c)(i):
                  ------------------

          (c)  EBITDA.

          (i) As of the last day of each fiscal quarter occurring on or after the Closing Date and on or prior to September 30, 2000, the Borrowers shall not permit the EBITDA losses for all the Borrowers on a combined basis for the two fiscal quarters then ending to exceed the greater of (A) 115% of such losses projected for each such date in the Milestone Plan, which amount is set forth in item 2 on Annex B
                                                              ------    -------
     attached hereto and (B) $5,000,000 less than the aggregate amount of EBITDA projected for each such date in the Milestone Plan, which amount is set forth in item 2 on Annex B attached
              ------    -------
     hereto, provided, however, that for the fiscal quarter ending December 31,
             -----------------
     1999, the Borrowers shall not permit the EBITDA losses for all the Borrowers on a combined basis for the two fiscal quarters then ending to exceed ($48,000,000).

          2.  Waiver.  The Lenders hereby waive compliance by the Borrowers with
              ------
the provisions of Sections 7.01(b) and 7.01 (c)(i) of the Loan Agreement for the fiscal quarter ended September 30, 1999.

          3.  Conditions Precedent.  This Amendment shall become effective as of
              --------------------
the date above written, if, and only if, the Agents have received duly executed originals of this Amendment from the Borrowers, the Requisite Lenders and the Agents.

          4.  Representations and Warranties of the Borrowers.  The Borrowers
              -----------------------------------------------
hereby represent and warrant as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          (c) As of the date hereof, and after giving effect to this Amendment, each Borrower shall be in compliance with all the terms and provisions set forth in the Loan Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

          5.  Reference to and Effect on the Loan Agreement.
              ---------------------------------------------

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

          (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          7.  Paragraph Headings.  The paragraph headings contained in this
              ------------------
Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

          8.  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF. this Amendment has been duly executed as of the day and year first above written.

THE BORROWERS:                      KMC TELECOM INC.

                                    KMC TELECOM II, INC.

                                    KMC TELECOM OF VIRGINIA. INC.

                                    In each case:

                                    By:    /s/ James D. Grenfell
                                       ------------------------------------
                                    Name:  James D. Grenfell
                                    Title: CFO


                                    KMC TELECOM LEASING I LLC
                                    By:  KMC TELECOM INC., as its Sole Member



                                    By:    /s/ James D. Grenfell
                                       ------------------------------------

                                    Name:  James D. Grenfell
                                    Title: CFO


                                    KMC TELECOM LEASING II LLC
                                    By:  KMC TELECOM II, INC., as its Sole
                                    Member

                                    By:    /s/ James D. Grenfell
                                       ------------------------------------
                                    Name:  James D. Grenfell
                                    Title: CFO

                                    FIRST UNION NATIONAL BANK, as the Agent
                                    and as a Lender

                                    By:    /s/ Elizabeth Elmore
                                       ------------------------------------
                                    Name:  Elizabeth Elmore
                                    Title: SVP


                                    NEWCOURT COMMERCIAL FINANCE CORPORATION
                                    (f/k/a AT&T COMMERCIAL FINANCE CORPORATION), as the Collateral Agent and as a Lender

                                    By:    /s/ Michael V. Monohan
                                       ------------------------------------
                                    Name:  Michael V. Monohan
                                    Title: Vice President


                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE, as a Lender

                                    By:    /s/ Ellen Marshall
                                       ------------------------------------
                                    Name:  Ellen Marshall
                                    Title: Managing Director


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as a Lender

                                    By:    /s/ Mark F. Mylon
                                       ------------------------------------
                                    Name:  Mark F. Mylon
                                    Title: Managing Director

                                     BANKBOSTON, N.A., as a Lender

                                     By:   /s/ Michael Ashton
                                       ------------------------------------
                                     Name:  Michael Ashton
                                     Title: Vice President

                                     CREDIT SUISSE FIRST BOSTON, as a
                                     Lender

                                     By:   /s/ Kristin Lepri
                                       ------------------------------------
                                     Name:  Kristin Lepri
                                     Title: Associate


                                     DRESDNER BANK AG NEW YORK AND GRAND
                                     CAYMAN BRANCHES, as a Lender

                                     By:   /s/ John R. Fleseler
                                       ------------------------------------
                                     Name:  John R. Fleseler
                                     Title: Senior Vice President

                                     By:   /s/ Constance Loosemoore
                                       ------------------------------------
                                     Name:  Constance Loosemoore
                                     Title: Assistant Vice President


                                     MORGAN STANLEY SENIOR
                                     FUNDING, INC., as a Lender

                                     By:   /s/ T. Morgan Edwards III
                                       ------------------------------------
                                     Name:  T. Morgan Edwards III
                                     Title: Vice President

                                     By:
                                       ------------------------------------
                                     Name:
                                     Title:


                                     SUMMIT BANK, as a Lender

                                     By:
                                       ------------------------------------
                                     Name:
                                     Title:


                                     MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST, as a Lender

                                     By:   /s/ Sheila Finnerty
                                       ------------------------------------
                                     Name:  Sheila Finnerty
                                     Title: Vice President

                                     UNION BANK OF CALIFORNIA, N.A. as a
                                     Lender

                                     By:   /s/ Ryan D. Flanagan
                                       ------------------------------------
                                     Name:  Ryan D. Flanagan
                                     Title: Assistant Vice President


                                     KEYPORT LIFE INSURANCE
                                     COMPANY, as a Lender

                                     By:   /s/ Brian W. Good
                                       ------------------------------------
                                     Name:  Brian W. Good
                                     Title: Vice President & Portfolio Manager


                                     STEIN ROE FLOATING RATE LIMITED
                                     LIABILITY COMPANY, as a Lender

                                     By:   /s/ Brian W. Good
                                       ------------------------------------
                                     Name:  Brian W. Good
                                     Title: Vice President
                                            Stein Roe & Farnham Incorporated,
                                            as Advisor to the Stein Roe
                                            Floating Rate Limited Liability
                                            Company

     REAFFIRMATION OF GUARANTY

        Reference is hereby made to (i) that certain Guaranty dated as of December 22, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") by KMC Telecom Holdings, Inc., a Delaware
                   --------
corporation (the "Guarantor"), in favor of Newcourt Commercial Finance
                  ---------
Corporation (formerly known as AT&T Commercial Finance Corporation), as collateral agent for the ratable benefit of the "Lenders" (defined below) (in such capacity, the "Collateral Agent"), (ii) that certain Loan and Security
                    ----------------
Agreement dated as of December 22, 1998 (as amended, restated supplemented or otherwise modified from time to time, the "Loan Agreement") among KMC Telecom,
                                           --------------
Inc., KMC Telecom II, Inc., KMC Telecom of Virginia, Inc., KMC Telecom Leasing I LLC, KMC Telecom Leasing II LLC (each of the foregoing being referred to collectively as the "Borrowers"), the financial institutions from time to time
                     ---------
parties thereto (the "Lenders"), First Union National Bank, as administrative
                      -------
agent for the Lenders (the "Agent") and the Collateral Agent, and (iii) that
                            -----
certain Waiver and Amendment No. 3 to Loan and Security Agreement dated as of October 29, 1999 (the "Amendment") among the Borrowers, the Lenders, the Agent
                       ---------
and the Collateral Agent.

        The Guarantor, by its signature below, without in any way establishing a course of dealing, hereby (i) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of the Guarantor to guarantee all of the "Obligations" of each Borrower under and as defined in the Loan Agreement and such other amounts as are more specifically described in the Guaranty, (iii) reaffirms all of its obligations under the Guaranty, and (iv) agrees that the Guaranty remains in full force and effect and is hereby ratified and confirmed.

        IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 29th day of October, 1999.


                                       KMC TELECOM HOLDINGS, INC.

                                       By: /s/ James D. Grenfell
                                          ---------------------------
                                       Name:  James D. Grenfell
                                       Title: CFO, Executive Vice President
                                              and Secretary